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SYSCO Corporation                                             ------------
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Houston, Texas 77077-2099
(281) 584-1390
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                                   CONTACT:       Toni R. Spigelmyer
                                                  Assistant Vice President,
                                                  Investor and Media Relations
                                                  (281) 584-1458

                 SYSCO EXPECTS STRONG SECOND QUARTER RESULTS AS

                      SALES AND EARNINGS MOMENTUM CONTINUES

     HOUSTON, DECEMBER 13, 2000 - SYSCO Corporation (NYSE: SYY) announced today that continuing strong sales and earnings momentum should boost earnings per share to the $0.39 to $0.41 level for the second fiscal quarter ending December 30, 2000, compared to $0.31 per share earned in the same quarter last year.

     "We are particularly pleased that our efforts are being rewarded, as the American public continues to enjoy eating meals prepared away from home," said Charles H. Cotros, chairman and chief executive officer of SYSCO. "We believe that this activity is not a luxury, but has become ingrained in the fast-paced lifestyles we enjoy today."

     "A number of factors are contributing to this strong performance," he emphasized. "SYSCO's favorable customer and product mix, the continuing acceptance of quality-assured SYSCO Brand products, the ongoing efficiency and productivity gains resulting from our technology solutions and our aggressive expansion goals are driving our continued success and should produce results more favorable than initially anticipated."

     With respect to the latter half of the fiscal year, Mr. Cotros noted that he is cautiously optimistic. "During the remainder of the year, we will be comparing to particularly strong 41 percent earnings per share growth during last year's third quarter and a 23 percent earnings per share gain for the fourth quarter of fiscal 2000, which consisted of 13 weeks compared to 14 weeks in the prior year," he said.

     A complete second quarter earnings release is scheduled for Wednesday, January 17, 2001.



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     SYSCO,  listed on the New York Stock Exchange,  is the largest  foodservice marketing and distribution organization in North America. Generating annual sales of $19.3 billion for the fiscal year ended July 1, 2000, the company provides food and related products and services to approximately 325,000 restaurants, healthcare and educational facilities, lodging establishments and other foodservice customers. The SYSCO distribution network extends throughout the entire continental United States, Alaska, the District of Columbia, Hawaii and portions of Canada.

FORWARD-LOOKING STATEMENTS

         CERTAIN STATEMENTS MADE HEREIN ARE FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THEY INCLUDE STATEMENTS REGARDING SALES MOMENTUM, EARNINGS GROWTH, CONTINUED STRENGTH OF SYSCO BRAND PRODUCTS, INDUSTRY GROWTH, THE AWAY-FROM-HOME EATING HABITS OF THE AMERICAN PUBLIC AND IMPROVED OPERATING EFFICIENCIES AND PRODUCTIVITY RELATED TO
INFORMATION SYSTEMS. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ESTIMATES; ACTUAL RESULTS MAY DIFFER MATERIALLY. THOSE RISKS AND UNCERTAINTIES THAT COULD IMPACT THESE STATEMENTS INCLUDE THE RISKS RELATING TO THE FOODSERVICE DISTRIBUTION INDUSTRY'S RELATIVELY LOW PROFIT MARGINS AND SENSITIVITY TO GENERAL ECONOMIC CONDITIONS; SYSCO'S LEVERAGE AND DEBT RISKS; THE SUCCESSFUL COMPLETION AND INTEGRATION OF ACQUISITIONS; THE POSSIBILITY THAT THE COMPANY'S INFORMATION SYSTEMS WILL NOT OPERATE AS ANTICIPATED AND THEREFORE NOT PROVIDE THE COMPANY WITH THE EXPECTED COMPETITIVE EDGE, THE RISK OF INTERRUPTION OF SUPPLIES DUE TO LACK OF LONG-TERM CONTRACTS, SEVERE WEATHER, WORK STOPPAGES OR OTHERWISE; INTERNAL FACTORS SUCH AS THE ABILITY TO CONTROL EXPENSES AND OTHER RISK FACTORS DETAILED IN SYSCO'S FORM 10-K FOR THE FISCAL YEAR ENDED JULY 1, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.





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